Cost Method Investment	12 Months Ended
Dec. 31, 2016
Investments, All Other Investments [Abstract]
Cost Method Investment

4. Cost Method Investment

In November 2014, we entered into a definitive agreement with a privately held company, in which we agreed to invest approximately $1.1 million in exchange for shares of convertible preferred stock equal to approximately 15% ownership of the privately held company. We account for our investment in this company using the cost method of accounting and the investment balance is included in other non-current assets as of December 31, 2015 and 2016. There has been no change in ownership since 2014. For the cost method investment, if we conclude that an other than temporary impairment has occurred, the carrying value of the cost method investment is written down to the current fair value, with a corresponding charge to realized gain (loss) in our consolidated statements of operations and comprehensive loss. We base our review on a number of factors including, but not limited to, the severity and duration of the decline in fair value of the cost method investment as well as the cause of the decline, our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, any third-party research reports or analysis, and the financial condition and near-term prospects of the privately held company, taking into consideration the economic prospects of its industry and geographical location. No impairment was identified during the years ended December 31, 2014, 2015, and 2016.